

1st EVER

MDC HOLDINGS INVESTOR DAY EVENT









MDC HOLDINGS, INC.

Forward Looking Statements

Certain statements in this presentation, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC's investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation's sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-K for the year ended December 31, 2017 and 10-Q for the quarter ended September 30, 2018. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. The Company undertakes no duty to update any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or presentations should be consulted.



Peridot, Arizona



Ruby, Florida

Agenda

Thursday, November 8, 2018

- ***6 to 8 a.m.*** – Enjoy breakfast in the Dior Meeting room, Jacquard Hotel
- ***8 to 10 a.m.*** – Learn about the company's competitive advantage ("The MDC Difference") from senior leadership, Chanel Ballroom, Jacquard Hotel
- ***10 a.m.*** – Board shuttle buses for Castle Rock, CO (Lobby entry; please bring luggage if departing that day)
- ***11 a.m.*** – Tour the company's Cityscape™ product at The Meadows community
- ***11:45 a.m.*** – Tour the company's Seasons™ product at Founders Village community
- ***12:30 p.m.*** – Tour the company's RV Garage product and enjoy lunch at the Cobblestone Ranch community
- ***1:20 p.m.*** – Board shuttle buses for design center tours
- **2:15 to 3:15 p.m.** – Tour original Home Gallery™ and HG^2 by Richmond American
- ***3:15 p.m.*** – Board shuttle buses for Denver International Airport or hotel
- **4:00 p.m.** – Arrive at Denver International Airport or hotel

Company Representatives

MDC HOLDINGS, INC.

MDC Hosts



Larry A. Mizel | Founder/CEO/Chairman

Mr. Mizel provides leadership and judgment, while advancing the long-term interests of the company's shareholders. As founder, and one of the most experienced leaders in the homebuilding industry, his knowledge and foresight provide invaluable guidance.



David D. Mandarich | President/COO/Director

A skilled and experienced leader in the homebuilding industry, Mr. Mandarich has has been with the company since 1977. He provides seasoned judgment, industry knowledge and a keen understanding of the company's homebuilding business and operations.

MDC Leadership



Robert N. Martin | Senior Vice President & CFO

Mr. Martin started his career in public accounting with Arthur Andersen LLP. Since 2002, he has served a variety of leadership roles at MDC, with direct oversight over the company's accounting, finance, tax, investor relations, information technology, treasury and planning and analysis functions. He serves on all four of the company's asset management committees, and is an officer, director, or both, of most of the company's subsidiaries.



Michael Touff | Senior Vice President & General Counsel

Mr. Touff was formerly an officer in the law firm of Holmes & Starr, a Professional Corporation. He went on to become an officer of the law firm of Ireland, Stapleton, Pryor & Pascoe, P.C. He has been in his current position since 1999, and is also an officer, director, or both, of several company subsidiaries.

Corporate Representatives



Anthony Berris

President, HomeAmerican Mortgage Corporation

Tenure: 12 years



Ryan Berry

Director of Corporate Finance & Assistant Treasurer

Tenure: 6 months



Ben Clarke

Vice President, National Home Gallery & Options

Tenure: 14 years



Joe Fretz

Secretary & Corporate Counsel

Tenure: 16 years



Stacy Givens

Vice President, Finance & Business Operations

Tenure: 6 years



Andrew Harris

Senior Vice President, Richmond American Homes (National Construction)

Tenure: 23 years

Corporate Representatives



Dawn Huth

Vice President, Division Finance

Tenure: 11 years



Lud Jones

Vice President, Treasurer

Tenure: 32 years



Debbi Kovacs

Director of Risk Management

Tenure: 23 years



David Kenyon

Vice President, Division Finance

Tenure: 6 years



Tracie Major

Vice President, Corporate Accounting

Tenure: 16 years



Stephen McQueen

Senior Vice President, Finance (HomeAmerican Mortgage Corporation)

Tenure: 6 years

Corporate Representatives



Ron Milzer
Vice President, Real Estate Legal
Tenure: 19 years



Scott Rust
Vice President, IT Operations
Tenure: 7 years



Krista Montgomery
Vice President, Human Resources
Tenure: 12 years



Christy Ross
Vice President, National Marketing
Tenure: 9 years



Pat Rice
President, American Home Title & Escrow Company
Tenure: 19 years



Jake Schroeder
Vice President, Real Estate Legal
Tenure: 10 years

Corporate Representatives



Heidi Sheldon

Vice President, National Merchandising

Tenure: 18 years



Brittany Wall

Vice President, National Sales

Tenure: 10 years



Alan Whitehead

Vice President, National Architecture

Tenure: 25 years

Division Representatives



Todd Baker

*Division President, Colorado & Oregon**

With a B.S. in Management & Finance and an M.A. in Organizational Leadership, Mr. Baker is a natural choice for the Division President role. He brings to the table 20 years of executive-level experience with national homebuilders and multi-national REITS focused on sales and operations. His tenure with Richmond American is five years.



James Gomez

Regional President, California & Nevada

Mr. Gomez brings a unique and diverse selection of skills to the table. His 4.5 years with Richmond American were preceded by 8 years as a U.S. Navy Nuclear Engineer, several years in management consulting and building product manufacturing, and many years in various operational roles in the homebuilding industry. He has a B.S. in Physics and an MBA from the University of Pennsylvania.



David Viger

Regional President, Arizona, Florida & Utah

Mr. Viger has a 12-year tenure at Richmond American Homes, serving in many capacities. He started as an Assistant Superintendent and climbed the ranks to become Division President of Phoenix, before taking on his current role. A retired lieutenant in the Navy, David earned a B.S. from the U.S. Naval Academy and previously played for the NFL.



Tom Zieske

Division President, N. Colorado

Mr. Zieske has extensive experience managing homebuilding operations in major markets throughout the western U.S., upper Midwest and Canada. He's held leadership positions at Jack Fisher Homes, Masco Contractor Services, Greenboro Homes & Communities and McStain Enterprises. His tenure with Richmond American is twelve years.

*Mr. Baker acts as Division President for our Colorado Central and Colorado South divisions and supervises our Oregon division.

Colorado Representatives



Robyn Asbury

Executive Vice President, Operations (Central Colorado)

Tenure: 17 years



Natasha Gandhi

Executive Vice President, Operations (Southern Colorado)

Tenure: 4 months



Matt Hengel

Senior Vice President, Richmond American (N. Colorado & Oregon Land Acquisition)

Tenure: 6 years



Linda Purdy

Senior Vice President, Richmond American (Central & Southern Colorado Land Acquisition)

Tenure: 14 years



Kelly Muggenthaler

Vice President, Finance (Colorado divisions)

Tenure: 16 years



Amy Rathbun

Director, Home Gallery (Colorado divisions)

Tenure: 4 years

Board is Uniquely Qualified to Oversee Company Strategy

Our directors are committed to our shareholders and participate in 12+ Board and Committee meetings each year

Banking | Real Estate | Homebuilding | Finance/ Accounting | Legal/ Regulatory

OUTSIDE DIRECTORS

Raymond Baker
- President, Gold Crown Management Co.
- Chairman of the Board, Denver Metropolitan Major League Baseball Stadium District
- Chairman of the Board, Metropolitan Football Stadium District (Denver)
- Over 35 years in real estate and banking

Michael Berman
- Chairman, Applied Capital Management
- Former CEO, First Ascent Capital
- Former President and CEO, Real Estate Equity Exchange
- Former President and CEO, Nomura Holding America, Inc.

David Blackford
- Chairman, President & CEO, California Bank & Trust
- EVP, Zions Bancorporation
- Former executive officer, Bank One and Valley National Bank

Herbert Buchwald
- Principal, law firm of Herbert T. Buchwald, P.A.
- President & Chairman, BPR Management
- Engaged in real estate acquisition, development and management for more than 40 years

Courtney Mizel
- Principal at Mizel Consulting
- Founding Director of The Counterterrorism Education Learning Lab
- Member of the Boards of Directors of Zimmer Children's Museum, Sharsheret National, and JQ International

Leslie Fox
- Serves on the Endowment Board for Craig Hospital (Denver)
- Former COO, Invitation Homes
- Former COO, American Residential Communities
- Former Executive VP, Affordable Housing Division, Equity Residential

Paris Reece III
- CFO until 2008, M.D.C. Holdings
- Consultant
- President, Cancer League of Colorado

David Siegel
- Partner, Irell & Manella
- Head of Securities Litigation, Irell & Manella
- Former Managing Partner, Irell & Manella

Macroeconomic Outlook: Runway Remains for Growth

MDC HOLDINGS, INC.

Perspective on the Cycle

"While some might fear that raising interest rates will turn buyers away from purchasing a home, history has shown that consumers will move forward with a home purchase in a rising rate environment, provided they feel confident in their employment status.

Additionally, it is important to remember that the recent rise in interest rates has not occurred in a vacuum. Instead, it has largely been caused by the strength of the U.S. economy, which has spurred higher employment levels, increased wages and boosted consumer sentiment to an 18-year high. All of these factors are critical to household formation and are much more impactful on the home purchase decision than the mortgage rates.

In the short run, however, the onset of rising interest rates has slowed new home sales activity in a number of our markets, particularly when coupled with significant increases in home prices that we've seen in many areas. We believe that this kind of slowdown is a normal and rational response on behalf of the buyers as they reassess their purchase options. However, it does not signal the end of the current housing cycle in our opinion, which is why we continue to make investments in our operations around the country."

Larry A. Mizel – November 1, 2018

Macro Outlook: The Positives

- Existing home inventory remains low, especially at affordable price points
- Matched lowest unemployment rate since 1969 (3.7% in October 2018)
- Consumer confidence near a multi-year high
- Household formation is strong
- Percentage of young adults still living at home at an all-time high







Data: Conference Board, US Department of Labor, US Census Bureau

MDC HOLDINGS, INC.

Macro Outlook: The Negatives

- Home prices have increased significantly since the downturn
- Mortgage rates are still low, but rising
- Labor availability remains tight
- Material costs continue to creep higher



MDC HOLDINGS, INC.

Inventory Levels



New Home Inventory (SFD)
(in thousands)
700
600
500
400
300
200
100
0
Long-Term Average
Sep 2018
327K
Even after recent increases, new home inventories remain inline with long-term average
1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017

Data: U.S. Census Bureau

Homeownership


Homeownership Rate
70
69
68
67
66
65
64
63
62
61
60
Long-Term Average
Q3 2018
64.4%
Homeowner rate has only recently started to recover and remains below its long-term average
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017

Data: U.S. Census Bureau

MDC HOLDINGS, INC.

Responsible Mortgage Lending

HOMEAMERICAN MORTGAGE CORPORATION

(Q3 2018 Originations)


Arm
3%
Fixed
97%

- No "exotic" loans (i.e. interest only)
- Full documentation
- 81% average LTV ratio
- 741 average FICO

HomeAmerican's mortgage activity remains disciplined, reducing the risk of unhealthy speculation and market oversupply

New Home Sales vs. Interest Rates



New home sales have remained below the 20-year rolling average since 2007.
Since 1972, 23 years had higher new home sales than in 2017.
Average interest rates were higher than 2017 in each of those 23 years (by an average of 400 bps).
New home sales averaged 724,000 (almost 15% above 2017) during the 1990s, even as interest rates averaged 8.1%.
1,400
1,200
1,000
800
600
400
200
0
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016
New Home Sales (in Thousands)
Avg 30-Year Fixed Mortgage

Data: U.S. Census Bureau and Freddie Mac

Consumer Strength Accelerating

"Hiring accelerated in October and the unemployment rate held at a 49-year low, signs of a strengthening labor market that delivered U.S. workers the best pay raises in nearly a decade. U.S. nonfarm payrolls increased a seasonally adjusted 250,000 in October, the Labor Department said Friday. **The unemployment rate held steady at 3.7% in October, matching lowest rate since December 1969. Wages increased last month and advanced 3.1% from a year earlier, the best year-over-year gain for average hourly earnings since 2009.** Economists surveyed by the Wall Street Journal had expected 188,000 new jobs in October and a 3.7% unemployment rate.

Average hourly earnings for all private-sector workers increased 5 cents last month to $27.30. **October marked the first time since the recession ended more than nine years ago that the closely watched pay gauge rose better than 3% from a year earlier.** During the downturn, wages were growing because employers were letting go of less-experienced, lower-paid workers, leaving higher-earning workers on payrolls."

Wall Street Journal, November 2, 2018

The MDC Difference

MDC HOLDINGS, INC.



MDC builds and finances quality homes at affordable prices, designed to meet our customers' needs.

We seek to create homeowner satisfaction and lasting value for our customers, increase returns for our shareowners, and provide a rewarding work environment for our employees that encourages the pursuit of excellence, personal growth, teamwork, and support of the communities in which we live.

TIMELINE 1972 TO 1985

1972



Mizel Development Corporation formed

1977



First single-family home sold, DM joins company

1984


WALL ST

NYSE debut

1985

Name changed to M.D.C. Holdings, Inc.

< LATE 80s – EARLY 90s
Economy downturn

MDC
HOLDINGS, INC.

TIMELINE 1999 TO 2003

1999 — MDC RICHMOND AMERICAN FOUNDATION

MDC/Richmond American Foundation is formed

2000



Employee charitable contribution matching program

2002

Achieved investment grade rating

2003



100,000th home closed

MDC HOLDINGS, INC.

TIMELINE 2005 TO 2018

2005



1st Home Gallery™ opened; $5 billion in revenues, Fortune 500 company, named one of the nation's "Most Admired Builders."

< 2006 Economy downturn

2016



Seasons™ product introduced

2017



Reached $500 million in dividends paid to investors

2018

200,000 homes closed

MDC HOLDINGS, INC.

MDC Today: Snapshot

- 158 active subdivisions
- Ranked 12th builder in closings in 2017
- $2.1B in real estate assets
- Over 40 years experience
- Over 200K homes closed
- 4.1% dividend yield
- 1,584 employees
- $1.0B line of credit
- 22 markets

The MDC Difference

How MDC is Different	Why It Matters
Led By Two of the Industry's Most Senior Veterans ✓ CEO/COO with 87 years of combined experience at MDC (ranked #1) vs. 42-year average for peer group	Decades of experience has created long-term shareholder value by successfully navigating through multiple economic cycles
Industry-Leading Management Ownership ✓ CEO/COO beneficial ownership of 26% (ranked #1) of MDC shares vs. 5% average for peer group	Aligns management's interests with our shareholders
Conservative Inventory Strategies Limit Risk ✓ Carefully managed land supply designed to reduce exposure to industry cycles ✓ "Build-to-order" policy limits risk vs. speculative building of unsold homes by peer group	Inline with Company operating philosophy, emphasizing risk management and financial stability while striving to achieve long-term shareholder value
Credit Profile Among the Best in the Industry ✓ Moody's: Ba2 / S&P: BB+ / Fitch: BBB-	Commitment to maintaining a strong financial profile (1) safeguards against inevitable market downturns and (2) provides capital resources for opportunistic investments
Industry-Leading Dividend (ranked #1) ✓ Current yield of 4.1% vs. 0.8% average for peer group* ✓ Uninterrupted cash dividend since 1994 – *unequalled by any member of the peer group* ✓ In the past ten years, Company paid approximately $500 million in dividends to shareholders	Shows long-term commitment and ability to provide a reliable source of return for our shareholders

** Dividend yield from Yahoo Finance, November 6, 2018*

Peer group includes: Beazer Homes (BZH), D.R. Horton (DHI), Hovnanian Enterprises, Inc. (HOV), KB Home (KBH), Lennar (LEN), M/I Homes Inc. (MHO), Meritage Homes Corporation (MTH), NVR, Inc. (NVR), PulteGroup (PHM), and Toll Brothers (TOL).

MDC HOLDINGS, INC.

Insider Ownership Leads Industry


Stock Ownership Percentage (CEO and COO)
25.7%
8.4%
7.8%
6.6%
5.7%
5.4%
4.7%
4.0%
3.2%
2.3%
0.1%
MDC
TOL
LEN
DHI
NVR
HOV
KBH
MTH
BZH
MHO
PHM

Management interest highly aligned with Company stakeholders

Data: 2018 Proxy Statements

Creating a Sustainable Builder Operation Across Cycles

✓ Conservative operating philosophy that minimizes land speculation, which improves returns over the entire housing cycle and reduces our risk and exposure to land price volatility

- No land banking, no joint ventures, and minimal goodwill

✓ Generally target 2- to 3-year land supply

- Significant portion of owned lots are finished (62% at September 30, 2018)—minimal additional investment required before start of home construction
- No "mothballed" communities

✓ Focus on presales, with 87% of work-in-process units already sold as of September 30, 2018

- Approach is becoming more distinct for MDC as more homebuilders move to a spec strategy
- Strong merchandising and Home Gallery™ operations focus on customization niche within production builder environment

✓ Strict underwriting criteria and management discipline

All of the above allow us to grow over the long run and retain prudent cash positions in order to weather the cyclicality of the housing industry

MDC's Distinct Build-to-Order Strategy

- ✓ MDC's build-to-order model is increasingly distinct as more builders shift to spec strategy
- ✓ Build-to-order approach is even more distinct in affordable product class (i.e. Seasons)

- Distinctly dedicated to build-to-order ("dirt" starts) strategy
- Limit "speculative" inventory
- Wide array of upgrades available onsite and through Home Gallery™ interior design process
- Focus on strong, livable product design demonstrated through strong model presentation
- End-to-end customer experience
- In-house merchandising and marketing

Differentiated through a customer-centric emphasis on homebuilding process instead of speculation

RICHMOND AMERICAN HOMES

Over **200,000 homes delivered** during 40 years of homebuilding operations

Investment Grade Mindset

SPECS: *MINIMAL*
GOODWILL: *MINIMAL*
LAND SUPPLY: *BALANCED*
MULTI-FAMILY: *NO*
JOINT VENTURES: *NO*

MDC's transparent balance sheet and disciplined operating principles are uniquely designed to balance risk and reward

Investment Grade Mindset


Senior Notes Weighted Average Maturity
13.7
8.8
6.2
5.5
5.2
5.1
4.4
4.3
3.9
3.9
2.5
2.3
MDC
PHM
BZH
HOV
TOL
MTH
LEN
MHO
NVR
NVR
DHI
KBH

MDC's debt maturity profile is unmatched in the industry and provides a **strong advantage in an increasing interest rate environment**

Data: Bloomberg (11/6/2018)

Dividend Yield Leads Industry


Dividend Yield
4.1%
1.5%
1.3%
1.4%
0.5%
0.4%
0.0%
0.0%
0.0%
0.0%
0.0%
MDC
PHM
TOL
DHI
KBH
LEN
BZH
HOV
MTH
MHO
NVR

Uninterrupted cash dividend since 1994 – **unequalled by any member of the peer group**

Data: Yahoo Finance on 11/6/2018.

Giving Back to Our Communities

MDC RICHMOND AMERICAN FOUNDATION

Giving Back to the Community

- Building stronger communities has always been as important to us as building homes

- MDC/Richmond American Homes Foundation was formed in 1999 to take donations to the next level



Colorado Remembers 9/11 Event

Giving Back to the Community

- Since its inception, Foundation donations have exceeded $19 million, supporting 200+ organizations

- The Foundation gives to a variety of worthy causes in our own backyard and across the globe

CANCER LEAGUE OF COLORADO
REGIS UNIVERSITY
PROUD SUPPORTER NAVY SEAL FOUNDATION
GLOBAL DOWN SYNDROME FOUNDATION
National Jewish Health
UpLift
COLORADO BALLET
DENVER HEALTH FOUNDATION
AMP THE CAUSE
NCC NATIONAL CYBERSECURITY CENTER

Product Spotlight

MDC HOLDINGS, INC.

The Affordable Product Opportunity

- Demand stronger at more affordable price points
- Supply is extremely low due to high demand, emergence of single-family REITS and underinvestment in the product segment by builders
- Appeals to multiple generations (in particular: baby boomer and millennial)


Ruby, Florida


Moonstone, Florida

MDC HOLDINGS, INC.

MDC's Affordable Product Approach

- Smaller floor plans
- Value-engineered but still high-quality construction
- Targeting relatively affluent buyers
- Offering as build-to-order
- Nicer structural features included



Amethyst, Arizona



Onyx, Colorado

MDC HOLDINGS, INC.

U.S. Population by Generation



100
80
60
40
20
0
Population in millions
2.57
25.68
73.47
65.71
71.86
86.43
The Greatest Generation (born before 1928)
The Silent Generation (born 1928-1945)
The Baby Boomer Generation (born 1946-1964)
Generation X (born 1965-1980)
The Millennial Generation (born 1981-1996)
Generation Z (born 1997 and later)

Targeting Strategy: Boomers & Millennials

- Baby Boomers (73M) and Millennials (72M) represent largest segments of the homebuying population
- Millennials coming into late 20s and 30s, starting families and moving into real homes
- Baby Boomers looking to downsize, but upgrade
- Seasons™ Collection targets both generations with affordability, desirable included features and ability to personalize with Home Gallery™ options

Source: https://www.statista.com/statistics/797321/us-population-by-generation/

In-house Product Development & Branding

- Internal merchandising, marketing and architecture teams
- Streamlined in-house collaboration for product development and cohesive marketing





In-house Product Development & Branding

Continual emphasis on marketing initiatives focused around data

- **Shift in funds in 2011** (through today)
  - Moved away from more traditional tactics, such as print ads, to leverage digital opportunities with better targeting capabilities and conversion reporting from lead-to-sale

- **2018 & 2019 focus on initiatives to further enhance:**
  - Lead attribution:
    - Electronic registration in sales centers
    - In-bound call-tracking integrated with CRM
  - 1:1 communication:
    - SMS messaging and dynamic emails to prospects based on areas of interest
    - "Real-time" sales office collateral generated via website
    - Appending leads with demographic clusters for better prospect scoring, more targeted programmatic display advertising, and more relevant marketing messaging

Product Spotlight: Seasons™ Collection

Target buyer

- Buyers seeking affordable homes with all the best options
- Suburban locations offer affordability & easy access to employment centers

Floor plan overview

- 21 ranch & two-story floor plans
- Approx. 1,250 to 3,040 sq. ft.
- 2 to 5 bedrooms

Collection features

- Open layouts with 9' main-floor ceilings
- Center-meet sliding doors & optional covered patios
- Low monthly payments
- Move-in package helps buyers set up their new home

Positioning MDC for growth

- Launching in 2016, Seasons made up 22% of net orders in Q3 2018
- Shows Richmond American's ability to capture a growing market for affordable homes


SEASONS™
By Richmond American

Product Spotlight: Seasons™ Collection



Onyx, Florida



Moonstone, Utah



Ruby, Arizona



Coral, Colorado

Seasons™ Collection: Included Features

9' ceilings
Pearl, Arizona



Center-meet doors
Ruby, Florida



Studies & lofts
Coral, Colorado



Tech centers
Onyx, Arizona



Product Spotlight: Seasons™ Collection

Average Selling Price: Q3 2018

	Non-Seasons Product		SEASONS™ By Richmond American
CO	$559,400	34% lower →	$371,500
UT	$499,200	44% lower →	$281,000
AZ	$369,500	34% lower →	$243,900
NV	$412,700	30% lower →	$287,800
FL	$406,500	37% lower →	$256,700
VA/MD	$469,900	35% lower →	$306,800

Average gross margin:

~200 bps higher for Seasons overall (vs. legacy plans)

EXCEPTIONAL AFFORDABILITY ACROSS OUR MARKETS

Product Spotlight: Cityscape™ Collection

Target buyer
- Buyers seeking urban lifestyle near employment/shopping
- Typically infill locations

Floor plan overview
- 5 three-story floor plans
- Rooftop decks included on many designs
- Approx. 1,710 to 1,800 sq. ft.
- 2 to 3 bedrooms

Collection features
- Low maintenance
- Attached 2-car garages
- Infill sites with prime locations
- Vertical living with rooftop decks and main-floor balconies
- Contemporary finishes available

Positioning MDC for growth
- First sold in 2016
- Contemporary design appeals to multiple consumer groups
- Drives affordability to infill areas through increased density


CITYSCAPE
COLLECTION

Product Spotlight: Cityscape™ Collection



Cityscape Collection, Colorado



Soho, Colorado



Soho, Colorado



Soho, Colorado

Product Spotlight: Landmark Series

Target buyer

- Move-up buyers seeking versatile plans with smart layouts

Floor plan overview

- Our most popular plans re-engineered to optimize space & lot size
- 8 floor plans
- Approx. 1,810 to 2,930 sq. ft.
- 3 to 5 bedrooms
- Basements in select markets

Collection features

- Large living spaces
- Lofts & studies
- Option to increase bedroom #
- Flexible layouts

Positioning MDC for growth

- Reflects Richmond American's ability to capture first move-up market



Product Spotlight: Landmark Series



Yorktown, Colorado



Coronado, Arizona



Augusta, Arizona



Yorktown, Colorado

Product Spotlight: Paired Homes & Duplexes

Target buyer

- Buyers leaving apartment/rentals and entering home ownership

Floor plan overview

- 6 floor plans
- Approx. 1,260 to 2,080 sq. ft.
- 2 to 3 bedrooms
- Basements in select markets

Collection features

- No shared walls – space in between
- 2-car garages
- Contemporary finishes available

Positioning MDC for growth

- Reflects Richmond American's ability to capture growing affordable market buyer



Product Spotlight: Paired Homes & Duplexes



Norris & Norah, CO



Norah, CO



Boston & Chicago, CO



Norris, CO

Product Spotlight: RV Garage Series

Target buyer

- Move-up buyers seeking convenience of an oversized, attached garage

Floor plan overview

- 6 ranch & two-story plans
- 3 to 5 bedrooms
- Approx. 2,390 to 2,980 sq. ft.
- Basements in select markets

Collection features

- Oversized attached garage for RV, boats and toys
- Large living spaces, lofts & studies
- Basements in select markets

Positioning MDC for growth

- Deepen Richmond American's penetration with this niche segment



MDC HOLDINGS, INC.

Product Spotlight: RV Garage Series



Paulson, AZ



Pearce, AZ



Pearce, AZ

Product Spotlight: Luxury Series

Target buyer

- Move-up buyers seeking high-end finishes and available features

Floor plan overview

- 7 ranch plans
- 3 to 5 bedrooms
- Approx. 3,370 to 4,010 sq. ft.
- Very spacious living areas
- Studies and formal living areas

Collection features

- High-end features available (professional kitchens, wine bar, multi-sliding glass doors, 4- to 5-car garages & pet spa
- Estate-sized lots
- Many plans offer separate guest suites (attached or detached)

Positioning MDC for growth

- Reaching baby boomers in desert divisions with a high-end, move-up product



Product Spotlight: Luxury Series



The Rocco, Nevada



The Robert, Arizona



The Rocco, Arizona



The Rocco, Arizona

Committed to Expanding Affordable Product Set



Affordable Home Closings
(as a percent of total closed homes)
15%
18%
22%
25%
30%
4%
3%
8%
7%
3%
9%
7%
4%
11%
9%
3%
13%
10%
2%
17%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Landmark
Duplexes
Cityscapes/Infill
Seasons

Targeting 50% to 60% of closings by 2020

Build-to-Order Model

MDC HOLDINGS, INC.

Market Feedback: Buyers Want Personalization

- **Survey Respondents**
  - The ability to make design choices for flooring, cabinetry, fixtures, etc. ranked as top "must-have" for a first home
- **Focus Group for Denver-area Renters**
  - Personalization and ability to customize a home brought up as a benefit of homeownership and new construction
  - When asked about first words that come to mind with "Brand new home" and "New home builders," strong emphasis placed on "Choices"



Source: 2015 Survey and 2017 Focus group of Colorado renters conducted by RAH

Build-to-Order Model

- Customers appreciate the ability to customize their home
- Low inventory levels improve margins on to-be-built and specs
- Less capital intensive and more risk averse



STONE CREEK



Build-to-Order Model


Closing Gross Margin - Dirt vs. Spec
20%
19%
18%
17%
16%
15%
14%
13%
12%
11%
10%
17.5%
15.0%
16.9%
15.5%
16.4%
15.6%
16.4%
15.1%
16.4%
16.3%
16.2%
16.6%
16.5%
15.8%
16.6%
15.7%
16.8%
16.6%
17.7%
17.9%
18.3%
18.7%
18.4%
19.1%
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Dirt Margin
Spec Margin

Better margin performance for specs with lower spec inventory

MDC HOLDINGS, INC.

Build-to-Order Model



Homes Under Construction by Type
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
84%
88%
87%
84%
89%
92%
90%
89%
90%
89%
87%
16%
12%
13%
16%
11%
8%
10%
11%
10%
11%
13%
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Specs UC
Sold UC

High quality WIP inventory with almost 90% presold

Questions?

15-Minute Break

MDC HOLDINGS, INC.

Market Spotlight

MDC
HOLDINGS, INC.

MDC Today: Highly Desirable Footprint


Seattle
Portland
Northern California
Salt Lake City
Metro Denver
Colorado Springs
Las Vegas
Southern California
Phoenix
Tucson
Maryland
Northern Virginia
Jacksonville
Orlando

Focused on **the best** markets, not all markets.

Homebuilding Operations:

RICHMOND AMERICAN HOMES

Financial Services Business Units:

HOMEAMERICAN MORTGAGE CORPORATION®

AMERICAN HOME INSURANCE AGENCY, INC.®

AMERICAN HOME TITLE AND ESCROW COMPANY



Colorado and Portland

Presented by Todd Baker

With a B.S. in Management & Finance and an M.A. in Organizational Leadership, Mr. Baker is a natural choice for the Division President role. He brings to the table 20 years of executive-level experience with national homebuilders and multi-national REITS focused on sales and operations. His tenure with Richmond American is five years.

Colorado: Competitive Advantage

1) Affordability – 30% of our product is Seasons™

- Perfectly placed for affordability-minded buyers
- High margins, low construction times

2) Brand – Historically led market share in Colorado

- Respected and recognized
- Buying power and local reputation give us first look at land deals in all major submarkets

3) Legacy - Experience in Colorado market

- Sold over 55,000 homes in Colorado
- Streamlined building process—quick and efficient

Colorado: Market Statistics

Metro Area Statistics
October 2018

4.6 M
Current Population

$76,344
Median Household Income (2017)

3.0%
Unemployment

45,400
2018 Net In-Migration

16,368 Single Family Permits YTD **10.8%** Over Jan. to Sep. 2017	**4,387** SF Starts in Q3 '18 **14.5%** Over Q3 2017 (3,831)	**4,139** SF Closings in Q3 2018 **14.7%** Over Q3 2017 (3,607)
$482,900 Average SF Home Price **4.8%** From Sept. 2017 ($461K)	**62,800** 12-Month Job Growth **2.8%** Increase YOY	**19,585** Q3 VDL Inventory **0.4%** Increase over Q3 2017

SOURCES (October 2018):

1. Demography.dola.colorado.gov/births-deaths-migration
2. Censusreporter.org/data/table/?table=B19013
3. Bls.gov/eag
4. Socds.huduser.gov/permits
5. Coloradorealtors.com/market-trends/regional-and-statewide-statistics
6. Metrostudy Market Summary Report – Denver-3Q18
7. Deptofnumbers.com/employment/Colorado

Central Colorado



DENVER
LAKEWOOD
MORRISON
LITTLETON
HIGHLANDS RANCH
CENTENNIAL
AURORA
PARKER
N
W
E
S
Map not drawn to scale.

AURORA

1. Ponderosa Neighborhood at Copperleaf
2. Maple Neighborhood at Copperleaf
3. Willow Neighborhood at Copperleaf
4. The Park at Serenity Ridge
5. Forest Trace
6. Blackstone Country Club
7. Sorrel Ranch
8. Traditions
9. Seasons at Traditions
10. Hillcrest, Lakeview & Waverly at Southshore
11. Sky Ranch and Seasons at Sky Ranch
12. Cherry Hollow
13. Estates at Inspiration
14. Villas at Inspiration
15. Harmony
16. Urban Collection at Cross Creek

PARKER

17. Anthology West
18. Reata Ridge
19. Overlook at Cherry Creek
20. Meridian Village
21. Seasons at Stonegate
22. Stone Creek Ranch
23. Timbers at the Pinery

LITTLETON

24. Cityscape at Highline

CENTENNIAL

25. Peakview Village
26. Cityscapes at Southcreek

HIGHLANDS RANCH

27. BackCountry

Optioned Lots · Existing · Close Out

Northern Colorado

LONGMONT
1. Harvest Junction

FREDERICK
2. Wyndham Hill
3. Seasons at Wyndham Hill
4. Silverstone

FIRESTONE
5. Barefoot Lakes

BERTHOUD
6. Rose Farm Acres

FORT COLLINS
7. Mail Creek Crossing

WINDSOR
8. The Ridge at Harmony Road

TIMNATH
9. Timnath Ranch North

LOVELAND
10. The Lakes at Centerra

ERIE
11. Colliers Hill
12. Seasons at Colliers Hill

BRIGHTON
13. Brighton Crossings
14. Pierson Park
15. Homestead

BROOMFIELD
16. Anthem Highlands
17. Cityscapes at The Views

THORNTON
18. Creekside
19. Fairfield
20. Cornerstone

COMMERCE CITY
21. Reunion
22. The Back Nine at Reunion
23. Belle Creek
24. Eastpoint

ARVADA
25. Ralston Ridge
26. Haskins Station



FORT COLLINS
WINDSOR
GREELEY
LOVELAND
BERTHOUD
LONGMONT
FIRESTONE
FREDERICK
ERIE



N
W
E
S
Map not drawn to scale.
BOULDER
ERIE
LAFAYETTE
BROOMFIELD
BRIGHTON
COMMERCE CITY
ARVADA
DENVER

Optioned Lots | Existing | Close Out

Community map as of October 2018

Southern Colorado

CASTLE ROCK

1. The Reserve at Cobblestone Ranch
2. Cobblestone Ranch
3. The Landing at Cobblestone Ranch
4. Carriage Hills at Crystal Valley
5. Skyview at Crystal Valley
6. The Grove at Crystal Valley
7. Cityscapes at The Meadows
8. Terrain
9. Founders Village
10. Bella Mesa
11. Meadows

DOUGLAS COUNTY

12. Providence Village at Sterling Ranch
13. Ascent Village at Sterling Ranch

JEFFERSON COUNTY

14. Belleview Village
15. Quincy & Eldridge

MORRISON

16. Montane

LAKEWOOD

17. 3113 Wadsworth

COLORADO SPRINGS

18. Mountain Valley Preserve
19. Paint Brush Hills
20. Seasons at Meridian Ranch
21. Seasons at Meadowbrook Crossing



BELLEVIEW
LITTLETON
AURORA
CENTENNIAL
HIGHLANDS RANCH
PARKER
CASTLE ROCK
LAKEWOOD
MORRISON
THE HOME GALLERY BY RICHMOND AMERICAN
PEYTON
COLORADO SPRINGS
N
W
E
S
Map not drawn to scale.

Optioned Lots | Existing | Close Out

Community map as of November 2018

MDC HOLDINGS, INC.

Portland: Competitive Advantage

1) Affordability – 40% of our future product is Seasons™

- Perfectly placed for affordability-minded buyers
- High margins, low construction times

2) "*With us, it's personal*" strategy

- The ability to personalize the customers' choice through selecting a lot, plan and options, coupled with our Home Gallery™ strategy is a unique and competitive advantage in the greater Portland market

Portland Division: Market Statistics

Metro Area Statistics
October 2018

2.4 M
Current Population

$63,769
Median Household Income

3.6%
Unemployment

29,000
2018 Net In-Migration

Metric	Value	Change	Comparison
Single-Family Permits YTD	6,828	0.8%	Over Jan. to Aug. 2017
SF Starts in Q3 '18	1,426	45.8%	Over Q3 2017 (978)
SF Closings in Q3 2018	911	-8.4%	Under Q3 2017 (994)
Average SF Home Price	$441,487	2.2%	From Sept. 2017 ($432K)
12-Month Job Growth	24,100	2.0%	Increase YOY
Q3 VDL Inventory	5,732	36.1%	Increase over Q3 2017

SOURCES (October 2018):
1. Metrostudy
2. Meyers Research

Portland

CAMAS

1. Windust Meadows

PORTLAND METRO

2. Kemmer Ridge
3. Seasons at Emerald Meadows
4. Scouter's Mountain
5. Seasons at Laurel Woods



N
W
E
S
Map not drawn to scale.
ST. HELENS
WARREN
SCAPPOOSE
VANCOUVER
CAMAS
WASHOUGAL
GOVERNMENT ISLAND
PORTLAND
TROUTDALE
CORNELIUS
ALOHA
BEAVERTON
GRESHAM
HAZELDALE
HAPPY VALLEY
KINTON
TIGARD
LAKE OSWEGO

Optioned Lots · Existing · Close Out

MDC HOLDINGS, INC.



Nevada and Riverside

Presented by James Gomez

Mr. Gomez brings a unique and diverse selection of skills to the table. His 4.5 years with Richmond American were preceded by 8 years as a U.S. Navy Nuclear Engineer, several years in management consulting and building product manufacturing, and many years in various operational roles in the homebuilding industry. He has a B.S. in Physics and an MBA from the University of Pennsylvania.

MDC HOLDINGS, INC.

Nevada: Competitive Advantage

1) Affordability – 25% is affordable detached product

- Placed throughout Las Vegas for affordability-minded buyers, recent concentration in North Las Vegas market
- High margins, expedited construction times

2) Product Differentiation – Market leader in single stories

- Nearly 50% of our communities offer all single-story plans
- Fill significant gap in resale and new availability

3) Tenured Las Vegas team

- Low turnover/high-tenured team promotes long-lasting trade partner relationships
- Consistent and proven operations, processes and execution

Nevada Division: Market Statistics

Clark County Statistics
October 2018

2.2 M
Current Population

$69,062
Median Household Income

4.9%
Unemployment

44,200
2017 Net In-Migration

8,773
Single-Family Permits YTD
↑ 14.5%
Sept. 2017 – Sept. 2018

1,029
Single-Family Closings Sept
↑ 13.3%
Sept. 2017 – Sept. 2018

7,972
Single-Family Closings YTD
↑ 18.4%
Q3 2017 – Q3 2018

$397,723
Average SF New Home Price
↑ 11.7%
Sept. 2017 – Sept. 2018

33,700
12-Month Job Growth
↑ 3.4%
Increase YOY

North Las Vegas Net Sales
↑ 19.0%
Q3 2017 – Q4 2018

SOURCES (October 2018):

1. Dennis Smith Housing Letter
2. Unites States Census Bureau
3. Bureau of Labor Statistics
4. Data USA

Nevada

NORTHEAST

1. Moonstone
2. Breccia Bay
3. Summit Knoll & Summit Peak
4. Bellamont
5. Palmer Ranch

NORTH CENTRAL

6. Granite Falls
7. Centennial Valley

NORTHWEST

8. Ravenwood
9. Agave Crest
10. Agave Moon
11. Agave Bay
12. Acadia at Skye Canyon
13. Rainier at Skye Canyon

WEST

14. Onyx Point at Summerlin
15. Skye Knoll at Summerlin
16. Scots Pine at Summerlin

SOUTHWEST

17. Bridlewood
18. Skyline Ridge
19. Rockland Ridge
20. Highland Hills
21. Sierra Cliffs
22. Chelsea Creek
23. Meranto Ranch

SOUTHEAST

24. Sonatina at Cadence
25. Toccata at Cadence
26. Virtuoso at Cadence
27. Adagio at Cadence
28. Capella at Cadence
29. Duetto at Cadence
30. Indigo Ridge


NORTHEAST
NORTHWEST
NORTH LAS VEGAS
DOWNTOWN LAS VEGAS
EAST
WEST
SOUTHWEST
SOUTHEAST
N
S
E
W
Map not drawn to scale.

Optioned Lots Existing Close Out

Community map as of October 2018

MDC HOLDINGS, INC.

Riverside Division: Competitive Advantage

1) Well-positioned in top-ranking masterplans

- Current & future presence: Audie Murphy Ranch (Menifee), Spencer's Crossing (French Valley), Summerly (Lake Elsinore), Terramor (Temescal Valley), & Fairway Canyon (Beaumont)
- Seasons™ & Richmond American product offerings

2) Legacy of quality construction, home care, & Home Gallery™ experience

- AVID survey scores ranking toward the top in the company & industry
- Ability to customize home with professional designers

3) Strong balance sheet

- Projected for significant growth in 2019 & 2020, while maintaining land inventory balances of less than 3 years' supply
- Discipline in low spec inventory & HTS contingencies

Riverside County : Market Statistics

Metro Area Statistics
October 2018

2.5 M
Current Population

$62,140
Median Household Income

4.5%
Unemployment

26,154
2018 Net In-Migration

6,703 Single-Family Permits YTD ↑ **12.0%** Over 2017	**8,172** Forecast SF Starts in '18 ↑ **16%** Over 2017 (6,983)	**7,122** SF Closings in LTM ↓ **-16.7%** Under LTM (8,547)
$431,095 Average SF Home Price ↑ **6.7%** From Oct. 2017 ($404K)	**21,893** 12-Month Job Growth ↓ **-19.5%** Decrease YOY	**10,603** Q3 VDL Inventory ↑ **39.5%** Increase over Q3 2017

SOURCES (October 2018):
1. Meyers Research
2. Zonda

Riverside

RIVERSIDE COUNTY

1. Chaparral and Creekside at The Ranch
2. Sycamore and Sycamore North at Spencer's Crossing
3. The Ridge at Audie Murphy
4. Marisol at Summerly
5. Sendero at Summerly
6. Vaquero at Audie Murphy Ranch
7. Promontory at Horse Creek Ridge
8. Fairway Canyon



DOWNTOWN RIVERSIDE
BEAUMONT
RIVERSIDE COUNTY
MENIFEE
LAKE ELSINORE
MURRIETA
TEMECULA
FALLBROOK
SAN MARCOS
SAN DIEGO COUNTY
JOHN WAYNE AIRPORT
N
W
E
S
Map not drawn to scale.

Optioned Lots | Existing | Close Out

Community map as of October 2018



Phoenix and Orlando

Presented by
David Viger

Mr. Viger has a 12-year tenure at Richmond American Homes, serving in many capacities. He started as an Assistant Superintendent and climbed the ranks to become Division President of Phoenix, before taking on his current role. A retired lieutenant in the Navy, David earned a B.S. from the U.S. Naval Academy and previously played for the NFL.

MDC HOLDINGS, INC.

Phoenix: Competitive Advantage

1) Affordability – 41% of our product is Seasons™

- High demand for affordable product
- Lower cycle times and higher absorptions

2) Geographic footprint

- Communities are well-positioned to take advantage of demand that has increased significantly in the West Valley

3) Personalization

- Some competitors have transitioned away from offering many options and upgrades and instead only offer packages
- Home Gallery™ offers much personalization

Phoenix Division: Market Statistics

Metro Area Statistics
October 2018

4.7 M
Current Population

$60,290
Median Household Income

4.1%
Unemployment

16,720
2017 Net In-Migration

17,466
Single-Family Permits YTD
15.0% (increase)
Over Jan. to Sept. 2017

5,686
SF Starts in Q3 2018
12.7% (increase)
Over Q3 2017 (5,405)

5,308
SF Closings in Q3 2018
10.4% (increase)
Over Q3 2017 (4,809)

$394,731
Average SF Home Price
7.9% (increase)
From Sept. 2017 ($366K)

73,500
12-Month Job Growth
2.8% (increase)
Increase YOY

38,209
Q3 VDL Inventory
-10.0% (decrease)
Decrease over Q3 2017

SOURCES (October 2018):
1. Belfiore Real Estate Consulting
2. RL Brown

Phoenix

1. Arroyo Norte
2. Canyon Ridge Estates
3. Estates at Sunrise Vista
4. Seasons at Rancho Cabrillo
5. Senita Trails at Vistancia
6. Desert Oasis
7. Sycamore Farms
8. Monument at Greer Ranch
9. Dominion at Greer Ranch
10. Twelve Oaks Estates
11. Zanjero Trails
12. Cottonwood Estates
13. Seasons at La Bella Vida
14. Falcon View
15. Sunset Terrace
16. Sienna Hills
17. Marley Park
18. Canyon Trails
19. Seasons at Canyon Trails
20. Canyon Trails North
21. Travis Park
22. Tres Rios Landing
23. Tuscano
24. Seasons at Tuscano
25. Las Brisas



N
W
E
S
Map not drawn to scale.
SURPRISE
PEORIA
PHOENIX
SCOTTSDALE
GLENDALE
BUCKEYE
GOODYEAR
TEMPE
MESA
GILBERT
CHANDLER
QUEEN CREEK
PINAL COUNTY

26. Verrado
27. The Links at Estrella
28. Crestfield Manor
29. San Tan Ridge
30. Seasons at San Tan Ridge
31. Bella Verde
32. Villas at Montana Vista
33. Sossaman Estates
34. Heritage at Meridian
35. La Jara Farms II
36. Estates at Eastmark
37. San Tan Heights
38. Seasons at Gateway
39. Seasons at Palo Brea

Optioned Lots | Existing | Close Out

Community map as of October 2018

Orlando: Competitive Advantage

1) Affordability – Effectively leveraging Seasons™ portfolio across market

- Seasons™ represents 77% of product offerings in Orlando
- $200K – $300K price point represents 49% of new home market transactions, trailing 12 months
- Seasons™ product design and personalization offers consumer value over competition

2) Land Acquisition – Reliable and timely land approval process

- Streamlined acquisition approval process provides opportunity to take advantage of market opportunities faster
- Ability to build sound reputation with land sellers based upon performance

Orlando Division: Market Statistics

Metro Area Statistics
October 2018

2.39 M
Current Population

$48,638
Median Household Income

3.5%
Unemployment

64,566
2018 Net In-Migration

16,185
Single-Family Permits YTD
8.7%
Over Jan. to Dec. 2017

1,338
SF Starts in Q3 '18
26.5%
Over Q3 2017 (1,058)

1,191
SF Closings in Q3 2018
32.0%
Over Q3 2017 (902)

$340,791
Average SF Home Price 3Q18
-1.3%
From 3Q17

52,100
12-Month Job Growth
4.0%
Increase YOY

29,916
Q3 VDL Inventory
2.5%
Increase over Q3 2017

SOURCES (October 2018):
1. Metrostudy

Orlando

APOPKA
1 Chandler Estates

WINTER GARDEN
2 Roper Reserve

CLERMONT
3 Bella Lago

GROVELAND
4 Preserve at Sunrise

DAVENPORT
5 Summers Corner
6 West Haven
7 Bella Verano


APOPKA
Lake Apopka
OCOEE
CLERMONT
OAKLAND
WINTER GARDEN
SOUTHWEST ORLANDO
ORLANDO
GROVELAND
DAVENPORT
LOUGHMAN
N
W
E
S
Map not drawn to scale.

Optioned Lots Existing Close Out

Community map as of October 2018

Orlando (cont'd)

ST. CLOUD
- 8 Westerly
- 9 Pinewood Gardens
- 10 Deer Creek

KISSIMMEE
- 11 North Pointe

HARMONY
- 12 Harmony

WINTER HAVEN
- 13 Lake Smart Pointe

HAINES CITY
- 14 The Ridge at Highland Meadows
- 15 North Ridge
- 16 BellaViva

AUBURNDALE
- 17 Watercrest



N
W
E
S
Map not drawn to scale.
KISSIMMEE
East Lake Tohopekaliga
ST. CLOUD
HARMONY
8
9
10
11
12
DAVENPORT
LOUGHMAN
HAINES CITY
Lake Smart
5
6
7
13
14
15
16
17

Optioned Lots | Existing | Close Out

Community map as of October 2018
MDC HOLDINGS, INC.

Please see appendix for information on additional markets.

Questions?

Looking Forward: Growth Drivers and Goals

MDC HOLDINGS, INC.

YTD September Results versus Prior Year

(Dollars in millions)

Homes Closed


+10%
3,985
4,370
2017
2018

Home Sale Revenues


+18%
$1,796
$2,123
2017
2018

Consolidated Pretax Income*


+9%
$177.9
$194.6
Up 54% excluding investment gains*
2017
2018

✓ Achieving outsized bottom line improvement with relatively small unit gains

✓ Top and bottom line performance accelerated in Q3 '18

*See "Appendix A" for reconciliation of non-GAAP financial measures.

YTD September Results versus Prior Year


Gross Margin from Home Sales
+190 bps
16.4%
18.3%
2017 Actual
2018 Actual


Homebuilding Pretax Margin %
+240 bps
4.8%
7.2%
2017 Actual
2018 Actual


LTM Pretax Return on Equity
-70 bps
17.7%
17.0%
Up 310 bps to 16.8% excluding investment gains.*
2017 Actual
2018 Actual

Margin expansion continues across the board as price discipline and new product success (i.e. Seasons, Cityscape) offsets cost increases

*See "Appendix A" for reconciliation of non-GAAP financial measures.

Forward-Looking Information (from Q3)*

- Backlog dollar value at September 30, 2018 up 6% year-over-year to $1.80 billion
  - Gross margin from home sales in backlog at 9/30/2018 roughly even with 2018 second quarter closing gross margin of 19.2%
  - Backlog conversion ratio (home deliveries divided by beginning backlog) for Q3 2018 estimated to be in the 45% to 47% range
- Lots controlled of 25,011 at 9/30/2018, up 32% year-over-year
- Active subdivision count at 9/30/2018 of 158, up 3% year-over-year
  - Targeting a 10% year-over-year increase in active subdivision count by year end (from 151 at 12/31/2017 to at least 166 at 12/31/2018)
- Estimated effective tax rate for the fourth quarter of 2018 between 17% and 19%
  - Includes expected benefits related to changes in tax methods





*From 11/1/2018 Earnings Release and Conference Call. See "Forward Looking Statements" on slide 2.

Return on Capital Focus

Inventory Turnover

- ✓ Lower cycle times for affordable product
- ✓ Lower land supply relative to peers translates to quicker land cycle
- ✓ Resources focused on sold units, not specs
- ✓ Committed to controlling lots via option where possible

Operating Profit Margin

- ✓ Maximize per lot profit through build-to-order model
- ✓ Limited spec inventory helps to minimize discounting
- ✓ Profits derived from less volatile homebuilding process instead of speculation
- ✓ Higher margin on successful affordable product offerings

Return on Capital

Active Subdivisions


Average Active Subs
180
170
160
150
140
130
120
156
162
169
165
159
162
161
156
152
153
152
156
161
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18


Soon to be Active / Inactive
40
30
20
10
0
35
30
23
23
21
20
24
13
24
24
22
31
19
30
27
20
33
34
31
21
22
25
28
22
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Active
Inactive

Active subdivision growth, already in progress, will be a key driver behind Company growth

2019 Targets

- Community count: +10% (12/31/18 to 12/31/19)
- Deliveries range: 6,500 – 7,000
- Gross margin (excluding impairment): 19% or higher*
- Homebuilding SG&A rate: 11% or lower*
- Homebuilding operating margin: 8% or higher*

MDC already controls lots sufficient to meet these targets

NOTE: This slide contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements are based on a range of assumptions and projections for which there are no assurances. Known and unknown risks, changes in circumstance, uncertainties and other factors over which MDC has little or no control may cause MDC's actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Please see the **Forward Looking Statements** slide at the beginning of this presentation.

*Excluding infrequent or unusual items.

Longer-Term Target: 10,000 Closings

- Affordable product is the primary growth driver
  - ✓ ~10% reduction in overall ASP from Q2 2018 peak level of $496K
  - ✓ Higher inventory turns
- Growth occurs in existing footprint
  - ✓ Higher rate of expansion in smaller markets/submarkets (i.e. Orlando, Utah, Portland, Inland Empire, Colorado Springs)
- Continued differentiation with Home Gallery™ / “build to order” strategy

NOTE: This slide contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements are based on a range of assumptions and projections for which there are no assurances. Known and unknown risks, changes in circumstance, uncertainties and other factors over which MDC has little or no control may cause MDC's actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Please see the **Forward Looking Statements** slide at the beginning of this presentation.

What Could 10,000 Look Like?



Average Active Communities: 162
Beginning Backlog: 2,882
Sales Absorption Rate: 5.1
Average Active Communities: 195
Beginning Backlog: 4,035
Sales Absorption Rate: 5.4
We have an opportunity to drive our absorption rate higher over time through:
1) Increased affordable product offering
2) Increased capture of "build-to-order" buyer (fewer competitors)
Average Active Communities: 158
Beginning Backlog: 3,159
Sales Absorption Rate: 3.1 - 3.3**
6,293
7,221
7,484
8,174
8,900
11,211
13,876
15,307
13,123
8,195
4,488
3,013
3,245
2,762
3,740
4,710
4,366
4,390
5,054
5,541
6,074
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018*

NOTE: This slide contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements are based on a range of assumptions and projections for which there are no assurances. Known and unknown risks, changes in circumstance, uncertainties and other factors over which MDC has little or no control may cause MDC's actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Please see the **Forward Looking Statements** slide at the beginning of this presentation.

*Assumes mid-point (46%) of backlog conversion range (45%-47%) provided for Q4 2018.

**Estimated sales absorption rate range for 2018 provided for illustrative purposes only, using a range of assumptions for Q4 2018 sales absorption rate.

Questions?

MDC HOLDINGS, INC.

Appendix A: Reconciliation of Non-GAAP Financial Measures

MDC HOLDINGS, INC.

Reconciliation of Non-GAAP Financial Measures

"Gross Margin from Home Sales Excluding Inventory Impairments," "Gross Margin from Home Sales Excluding Inventory Impairments and Warranty Adjustments" and "Gross Margin from Home Sales Excluding Inventory Impairments, Warranty Adjustments, and Interest in Cost of Sales" are non-GAAP financial measures, and should not be considered in isolation or as an alternative to performance measures prescribed by GAAP. The table below reconciles each of these non-GAAP financial measures to gross margin as calculated based on GAAP. We believe this information is relevant and meaningful as it provides our investors and analysts with the impact that interest, warranty and impairments have on our Gross Margin from Home Sales and permits investors to make better comparisons with our competitors, who also break out and adjust gross margins in a similar fashion.

	Three Months Ended				Nine Months Ended September 30,			
	September 30, 2018	Gross Margin %	September 30, 2017	Gross Margin %	September 2018	Gross Margin %	September 2017	Gross Margin %
	(Dollars in thousands)							
Gross Margin	$ 135,681	17.7%	$ 95,341	16.3%	$ 389,192	18.3%	$ 293,756	16.4%
Less: Land Sale Revenues	-		(1,340)		-		(2,938)	
Add: Land Cost of Sales	-		1,259		-		2,672	
Gross Margin from Home Sales	135,681	17.7%	95,260	16.3%	389,192	18.3%	293,490	16.3%
Add: Inventory Impairments	11,098		4,540		11,848		9,390	
Gross Margin from Home Sales Excluding Inventory Impairments	146,779	19.2%	99,800	17.1%	401,040	18.9%	302,880	16.9%
Add: Warranty Adjustments	-		(425)		3,106		(375)	
Gross Margin from Home Sales Excluding Inventory Impairments and Warranty Adjustments	146,779	19.2%	99,375	17.0%	404,146	19.0%	302,505	16.8%
Add: Interest in Cost of Sales	16,636		15,087		47,214		47,463	
Gross Margin from Home Sales Excluding Inventory Impairments, Interest in Cost of Sales, and Warranty Adjustments	$ 163,415	21.3%	$ 114,462	19.6%	$ 451,360	21.3%	$ 349,968	19.5%

Reconciliation of Non-GAAP Financial Measures

"Core pretax return on equity" is a non-GAAP financial measure, and should not be considered in isolation or as an alternative to performance measures prescribed by GAAP. The table below reconciles "adjusted pretax return on equity" to pretax return on equity as calculated based on GAAP. We believe this information is relevant and meaningful as it provides our investors and analysts with pretax returns that exclude the impact of significant one-time or infrequent items and permits investors to make better comparisons across periods as well as with our competitors.

	September 30, 2018	September 30, 2017
	(Dollars in thousands)	
Last 12 months income before income taxes	$ 246,366	$ 236,931
Last 12 months average stockholders equity	1,450,657	1,340,175
Last 12 months GAAP pretax return on equity	17.0%	17.7%
Last 12 months income before income taxes less:		
Realized gain from the sale of metropolitan district bond securities	-	(35,847)
Net realized gain from sales of marketable securities	-	(17,207)
Net gain on marketable equity securities	(3,129)	-
Last 12 months core pretax income	243,237	183,877
Last 12 months average stockholders' equity	1,450,657	1,340,175
Last 12 months core pretax return on equity	16.8%	13.7%

Reconciliation of Non-GAAP Financial Measures

"Adjusted income before income taxes" and "Adjusted net income" are non-GAAP financial measures, and should not be considered in isolation or as an alternative to performance measures prescribed by GAAP. The table below reconciles "adjusted income before income taxes" to income before income taxes and "Adjusted net income" to net income as calculated based on GAAP. We believe this information is relevant and meaningful as it provides our investors and analysts with the impact that one-time gains recognized upon the sale of investments have on our income before income taxes and net income and permits investors to make better comparisons with our competitors, who also adjust for certain infrequent and non-recurring gains recognized on the sale of investments in a similar fashion.

	Three Months Ended September 30,		Change		Nine Months Ended September 30,		Change	
	2018	2017	Amount	%	2018	2017	Amount	%
			(Dollars in thousands)					
Income before income taxes	$ 67,420	$ 89,680	$ (22,260)	(25)%	$ 194,568	$ 177,934	$ 16,634	9%
GAAP pre-tax income less:								
Realized gain from the sale of metropolitan district bond securities	-	(35,847)				(35,847)		
Net realized gain from sales of marketable securities	-	(16,364)				(18,122)		
Net gain on marketable equity securities	(3,004)	-			(3,129)			
Adjusted income before income taxes	$ 64,416	$ 37,469	$ 26,947	72%	$ 191,439	$ 123,965	$ 67,474	54%
Net income	$ 53,392	$ 61,163	$ (7,771)	(13)%	$ 156,055	$ 117,283	$ 38,772	33%
GAAP net income less:								
Realized gain from the sale of metropolitan district bond securities		(22,225)				(22,225)		
Net realized gain from sales of marketable securities		(10,128)				(11,105)		
Net gain on marketable equity securities	(2,379)				(2,509)			
Adjusted net income	$ 51,013	$ 28,810	$ 22,203	77%	$ 153,546	$ 83,953	$ 69,593	83%

Appendix B: Other Market Information

MDC HOLDINGS, INC.

Northern California: Competitive Advantage

1) Footprint & lot position

- Well-positioned in Bay Area, Greater Sacramento & Central Valley Markets in Northern California
- Owned & controlled lots support double-digit growth through 2020
- Disciplined & credible land acquisition process enables deal structures, resulting in sustainable < 3 year lot supply

2) Quality construction & buyer choice

- Relationships with the trades and adherence to build schedules ensure we turn out a quality product
- While other builders have pulled back on personalization, we offer more options and an industry-leading buyer experience

3) Operational excellence

- Growth in sales, margin and pretax metrics all positive
- New community opening metrics best among all peers
- Customer experience (AVID survey) scores among the highest since 2014

Bay Area Division: Market Statistics
(includes San Joaquin County)

Metro Area Statistics
October 2018

7.7 M
Current Population

$99,255
Median Household Income

2.0%
Unemployment

40,260
2018 Net In-Migration

9,118
Single-Family Permits YTD
▲ 26.1%
Over Jan. to Sept. 2017

1,875
SF Starts in Q3 '18
▲ 4.9%
Over Q3 2017 (1,788)

1,577
SF Closings in Q3 2018
▼ -1.5%
Below Q3 2017 (1,601)

$822,900
Average SF Home Price
▲ 0.9%
Sept. 2017 ($815,820)

45,000
12-Month Job Growth
▲ 2.7%
Increase YOY

8,228
Q3 VDL Inventory
▼ -12.2%
Below Q3 2017 (9,370)

SOURCES (October 2018):
1. MetroStudy

Bay Area

FAIRFIELD | VACAVILLE | DIXON

1. Larkspur at The Villages
2. Orchards at Valley Glen I & II
3. Piedmont at Vanden Estates
4. Saratoga at Vanden Estates
5. Montera at Vanden Estates
6. The Enclave at Vanden
7. The Enclave II at Vanden

MOUNTAIN HOUSE

8. Inspirato at Mountain House
9. Wellington at Mountain House
10. Oliveto at Mountain House

LATHROP

11. Sandpointe at River Islands
12. Watermark at River Islands

MANTECA

13. Greenview at Evans Estates
14. Fox Chase at Woodward

HAYWARD

15. Promontory at Stonebrae

N W E S

Map not drawn to scale.


MOUNTAIN HOUSE
LATHROP
TRACY
MANTECA
HAYWARD
SACRAMENTO
VACAVILLE
FAIRFIELD | DIXON
SAN FRANCISCO
SUISUN CITY

Optioned Lots · Existing · Close Out

Bay Area (cont'd)

ROHNERT PARK

- 16 Mulberry at University District I, II & III
- 17 Juniper at University District

COTATI

- 18 Preserve at Kessing Ranch


N
W
E
S

Map not drawn to scale.


ROHNERT PARK
COTATI
16
17
18
Wilfred Avenue
Golf Course Drive
Rohnert Park Expressway
Snyder Lane
Petaluma Hill Road
Old Redwood Highway N
W. Sierra Avenue

Optioned Lots · Existing · Close Out

Community map as of October 2018

MDC HOLDINGS, INC.

Sacramento Division: Market Statistics

Metro Area Statistics
October 2018

2.53 M
Current Population

$66,222
Median Household Income

3.9%
Unemployment

15,460
2018 Net In-Migration

6,087
Single-Family Permits YTD
19.2%
Over Jan. to Sept. 2017

1,548
SF Starts in Q3 '18
0.1%
Over Q3 2017 (1,547)

1,242
SF Closings in Q3 2018
-10.1%
Over Q3 2017 (1,381)

$530,490
Average SF Home Price
8.0%
Sept. 2017 ($491,077)

15,000
12-Month Job Growth
1.5%
Increase YOY

6,253
Q3 VDL Inventory
-11.7%
Over Q3 2017 (7,085)

SOURCES (October 2018):
1. MetroStudy

Sacramento

ELK GROVE

1. Stonecrest at Sterling Meadows
2. Laguna Ranch
3. Seasons at Sterling Meadows

SACRAMENTO

4. Greyhawk Point
5. Woodberry at Bradshaw Crossing

STOCKTON

6. Villa Point at Destinations


ROCKLIN
65
80
Sierra Boulevard
SACRAMENTO
5
99
50
16
White Rock Road
Douglas Road
Kiefer Boulevard
Gerber Road
Vineyard Road
Calvine Road
Bradshaw Road
Grant Line Road
Elk Grove Boulevard
Wheelock Parkway
ELK
GROVE
STOCKTON
12
E. 8 Mile Road
Marlette Road
Villa Point Drive
N
W
E
S
Map not drawn to scale.

Optioned Lots Existing Close Out

Community map as of October 2018

Jacksonville: Competitive Advantage

1) Affordability – 35% of our backlog is Seasons™

- Average Seasons sales price in backlog is $235,900 vs. the MSA average SF home price of $351,000
- Perfectly placed for affordability-minded buyers

2) Room to grow in a growing market

- Strong land positions for finished and shovel-ready lots eliminate or minimize entitlement, engineering and development risk
- Jacksonville is the Largest City in the US by Land Area, with an MSA spanning over 875 square miles

Jacksonville Division: Market Statistics

Metro Area Statistics
October 2018

1.6M
Current Population

$70,469
Median Household Income

3.5%
Unemployment

30,543
2018 Net In-Migration

6,835
Single-Family Permits YTD
▲ **11.1%**
Over Jan. to Aug. 2017

2,489
SF Starts in Q3 '18
▲ **1.8%**
Over Q3 2017 (2,444)

2,094
SF Closings in Q3 2018
▼ **-3.1%**
Over Q3 2017 (2,160)

$351,000
Average SF Home Price
▲ **6.4%**
From Sept. 2017 ($330K)

21,600
12-Month Job Growth
▲ **3.1%**
Increase YOY

21,307
Q3 VDL Inventory
▲ **2.9%**
Increase over Q3 2017

SOURCES (October 2018):
1. US Census Bureau
2. Metro Study
3. NEFBA (NE Florida Builders Association)
4. US Bureau of Labor Statistics

Jacksonville

DUVAL COUNTY

1. Riverton Estates
2. The Crossings at Bartram
3. Osprey Landing
4. Seasons at Greene Meadows
5. Reserve at Heron Cove
6. Creekside at Mandarin
7. Victoria Preserve
8. Seasons at Dos Rios

CLAY COUNTY

9. White Oak Estates
10. Rolling Hills at Lake Asbury
11. Grey Hawk
12. Traceland
13. Seasons at Pine Ridge

ST. JOHNS COUNTY

14. Gran Lake
15. Lakes at Mill Creek
16. Arbor Mill at Mill Creek
17. Shearwater
18. Park Place
19. Treaty Oaks
20. The Enclave at Ponte Vedra Beach

NASSAU COUNTY

21. Woodbridge

FLAGLER COUNTY

22. Los Lagos at Matanzas Shores



N
S
W
E
Map not drawn to scale.
DOWNTOWN JACKSONVILLE
NASSAU COUNTY
DUVAL COUNTY
SOUTHSIDE
MANDARIN
ST. JOHNS COUNTY
WESTSIDE ARGYLE
ORANGE PARK
CLAY COUNTY
MIDDLEBURG
ATLANTIC BEACH
NEPTUNE BEACH
JACKSONVILLE BEACH
PONTE VEDRA BEACH

Optioned Lots | Existing | Close Out

Community map as of October 2018

MDC HOLDINGS, INC.

Mid-Atlantic: Competitive Advantage

1) **Affordability – 100% of new projects approved for acquisition in the past year are for Seasons™ & Landmark**
   - Delivering affordable detached product in a highly lot-constrained region
   - Product targets median income levels where buyer pool is the deepest, and less reliant on government employment base

2) **Personalization – Building the dream home**
   - One of only a few national builders in the region still offering a personalization experience (Home Gallery™)
   - Even with affordability focus, buyers show strong preference toward making their own interior selections

3) **Legacy, brand, and reputation**
   - Over 30 years of operating in the Mid-Atlantic
   - Reliable trade-base that help maintain consistent cycle times
   - Recognizable name in the region among buyer and realtor base
   - Higher quality model homes within affordable market segment

Mid-Atlantic Division: Market Statistics

Metro Area Statistics
October 2018

9.0 M
Current Population

$92,645
Median Household Income

3.5%
Unemployment

24,239
2017 Net In-Migration

13,252
Single-Family Permits YTD
1.4%
Over Jan. to Sep. 2017

4,674
SF Starts in Q3 '18
-1.1%
Below Q3 2017 (4,725)

4,804
SF Closings in Q3 2018
7.4%
Over Q3 2017 (4,472)

$518,000
Average SF Home Price
1.6%
From Sept. 2017 ($510K)

72,300
12-Month Job Growth
2.2%
Increase YOY

27,772
Q3 VDL Inventory
-5.0%
Decrease over Q3 2017

Region includes both Washington, D.C. and Baltimore MSAs

SOURCES (October 2018):
1. US Census Bureau
2. Department of Housing and Urban Development (SOCDS)
3. Metrostudy

Maryland

FREDERICK COUNTY

1. Clearview at New Market
2. Brookfield

BALTIMORE COUNTY

3. Bristol Green

BALTIMORE CITY

4. Hampden Square

HOWARD COUNTY

5. Elkridge Crossing

ANNE ARUNDEL COUNTY

6. Villaggio Enclave
7. Tanyard Cove

WASHINGTON COUNTY

8. Hager's Crossing

CARROLL

9. Red Run Reserve

Optioned Lots | Existing | Close Out



PENNSYLVANIA
MARYLAND
WASHINGTON
FREDERICK
CARROLL
BALTIMORE
HARFORD
CECIL
DELAWARE
MARYLAND
HOWARD
MONTGOMERY
KENT
QUEEN ANNE'S
TALBOT
ANNE ARUNDEL
PRINCE GEORGE'S
ST. MARY'S
DORCHESTER
N
W
E
S
Map not drawn to scale.

Community map as of October 2018

Virginia

LOUDOUN COUNTY

1. Aldie Estates

PRINCE WILLIAM COUNTY

2. Madison Crescent
3. Jennell Estates
4. The Villages of Piedmont at Leopold's Preserve

FREDERICK COUNTY

5. Southern Hills
6. Twin Lakes Overlook

CLARKE COUNTY

7. Southgate
8. Seasons at Boyce Crossing

CULPEPER COUNTY

9. Mountain Brook Estates
10. Wayland Manor
11. Seasons at Highpoint

CAROLINE COUNTY

12. Pendleton



FREDERICK
LOUDOUN
CLARKE
MARYLAND
VIRGINIA
WASHINGTON, D.C.
FAIRFAX
FAUQUIER
PRINCE WILLIAM
CULPEPER
KING GEORGE
CAROLINE
POTOMAC RIVER
N
E
S
W
Map not drawn to scale.

Optioned Lots · Existing · Close Out

Community map as of October 2018

Seattle: Competitive Advantage

1) **Affordability – 30% of our product is price competitive**
   - Perfectly placed for affordability-minded buyers
   - Offers personalization vs. pre-determined specs

2) **Personalization – Competitors offer limited options**
   - Home Gallery™ experience is a key differentiator
   - Additional revenue capture on options at higher margins

Seattle Division: Market Statistics

Area Statistics
October 2018

3.9 M
Current Population

$83,667
Median Household Income

3.8%
Unemployment

49,740
2018 Net Migration

9,516
2018 Single-Family Permits
-4.8%
YoY Change

6,562
Last 12 Mo New Home Sales
-4.5%
YoY Change

11,653
2018 SF Closings
-12.3%
YoY Change

$582,965
Average SF Home Price
6.0%
YoY Change

73,500
12-Month Job Growth
3.5%
YoY Change

5,232
VDL Inventory
-1.9%
YoY Change

SOURCES (October 2018):
1. Meyers Research
2. Zonda

Seattle

BOTHELL
1. Sunrise at Mill Valley
2. Pinedale

DES MOINES
3. Blueberry Lane

BONNEY LAKE
4. Tehaleh

PUYALLUP
5. Fruitland Ridge
6. The Retreat at Sunrise
7. The Reserve at Silver Brook

LACEY
8. Campus Fairways
9. McAllister Meadows
10. Summerwalk

COVINGTON
11. Maple Hills

PORT ORCHARD
12. Andasio Village

SUMNER
13. Seasons at Sumner Valley

MARYSVILLE
14. Seasons at Kenley Park

EDGEWOOD
15. Westridge

BUCKLEY
16. White River Meadows
17. Glacier Meadows



PORT ORCHARD
RENTON
SEATAC AIRPORT
GIG HARBOR
COVINGTON
FEDERAL WAY
AUBURN
TACOMA
EDGEWOOD
PUYALLUP
BONNEY LAKE
BUCKLEY
UNIVERSITY PLACE
SPANAWAY
GRAHAM
MARYSVILLE
BOTHELL
NW OLYMPIA
OLYMPIA
LACEY
TUMWATER
N
W
E
S
Map not drawn to scale.

Optioned Lots · Existing · Close Out

Community map as of October 2018

Southern California: Competitive Advantage

1) Affordability – 40% of communities within FHA limits

- Attainably-priced product in supply-constrained markets
- Multiple Seasons™ communities opening in 2019

2) Brand – Established reputation for aspirational product

- Long-standing relationships with major developers
- Known in the market for product quality and outstanding service

3) Legacy – Experience in Southern California market

- Presence in the market dates back to the 1980s
- Exceptional tenure among local team
- Versed in a variety of product types
- Extensive experience in many municipalities

Southern California Division: Market Statistics (Los Angeles/Orange County MSA)

Metro Area Statistics
October 2018

13.373 M
Current Population

$69,830
Median Household Income

4.1%
Unemployment

19,798
2018 Forecast Population Growth

11,094
Single-Family Permits LTM
4.8%
Over Q3 2017

11,356
Forecast Housing Starts in 2018
4.0%
Over 2017 (10,920)

5,587
SF Closings LTM Q3 2018
- 21.2%
vs. Q3 2017 (7,088)

$1,101,524
Average SF Home List Price
7.1%
From Sept. 2017 ($1.03M)

77,000
12-Month Job Growth
1.3%
Increase YOY

6,124
Q3 VDL Inventory
- 0.2%
Decrease from Q3 2017

SOURCES (October 2018):
1. Meyers Research
2. Zonda

Southern California

ORANGE COUNTY
1. Avila at Eastwood Village
2. Auburn at Stonegate
3. Juniper at Portola Springs
4. Cabaletta at Cadence Park

LOS ANGELES COUNTY

5. Vesper Village
6. Desert Rose
7. Seasons at Providence Ranch
8. Joshua's Crossing

SAN BERNARDINO COUNTY

9. Serrano at Glenrose Ranch
10. McKenna Park
11. The Grove
12. Heirloom at The Preserve
13. Primrose at Park Place
14. Harvest North



LANCASTER
PALMDALE
LOS ANGELES COUNTY
SAN BERNARDINO COUNTY
RANCHO CUCAMONGA
DOWNTOWN SAN BERNARDINO
DOWNTOWN LOS ANGELES
DOWNTOWN RIVERSIDE
BEAUMONT
RIVERSIDE COUNTY
ORANGE COUNTY
LONG BEACH
MENIFEE
LAKE ELSINORE
MURRIETA
NEWPORT BEACH
TEMECULA
PACIFIC OCEAN
FALLBROOK
SAN MARCOS
SAN DIEGO COUNTY
N
W
E
S
Map not drawn to scale.

Optioned Lots — Existing — Close Out

Community map as of October 2018

MDC HOLDINGS, INC.

Tucson: Competitive Advantage

1) **Affordability – 59% of our product is Seasons™ or Landmark**
   - Division ASP is $48,000 (14%) below the market average

2) **Brand – Historically top two market share in Tucson**
   - Division was #1 land buyer in 2017, with 575 lots
   - Projected to purchase another 460 lots in 2018

3) **Customer Experience – Top ranked in the country**
   - Consistently competing for company and national customer experience awards
   - Maintaining quality with the fastest build times in the country

Tucson Division: Market Statistics

Metro Area Statistics
October 2018

1 M
Current Population

$49,536
Median Household Income

3.8%
Unemployment

14,875
2018 Population Growth

2,726
Single-Family Permits YTD
16.2%
Over Jan. to Sep. 2017

2,049
SF Closings in Q3 2018
5.9%
Over Q3 2017 (1,935)

$339,000
Average SF Home Price
9.3%
From Sept. 2017 ($311K)

7,800
12-Month Job Growth
2.0%
Increase YOY

5,875
Q3 VDL Inventory
-1.6%
Decrease from Q3 2017

SOURCES (October 2018):
1. Bright Future Real Estate Research
2. Meyers Research

Tucson

1. Eagle Crest Ranch
2. La Estancia
3. Rancho Reina
4. Mountain Vail Ranch II & III
5. Santa Rita Ranch III
6. Santa Cruz Meadows
7. Westview Pointe
8. Starr Ridge
9. Vahalla Estates
10. Willow Vista
11. Linda Vista Heights
12. Homestead at Gladden Farms
13. Entrada La Villita
14. Grimm/Christensen
15. Cresta Morado
16. Vistoso
17. High Mesa
18. Boulder Pass
19. Edgestone at Gladden Farms
20. Entrada Del Rio
21. Arroyo Nopal
22. Trailside at Gladden Farms
23. Rooney Ranch



TORTOLITA MOUNTAINS
MARANA
ORO VALLEY
CATALINA MOUNTAINS
SAGUARO NATIONAL PARK
TUCSON
TUCSON MOUNTAIN PARK
SAHUARITA
TUCSON INTERNATIONAL AIRPORT
VAIL
N
W
E
S
Map not drawn to scale.

Optioned Lots | Existing | Close Out

Community map as of October 2018

Utah Division: Competitive Advantage

1) Affordability – Seasons™ & other affordable product

- 70% of lots acquired in 2018 are Seasons™ or other affordable product
- Faster construction times with the affordable product
- Located in all of the top 4 counties for building permits

2) Brand – One of the top builders in Utah

- Respected and recognized
- One of the top national builders in Utah, ranked top 10 all but one year
- In the market since 2001

3) Construction quality – Customer experience

- Construction team achieved a Customer Experience score of 97.6% this year

Utah Division: Market Statistics

Metro Area Statistics
October 2018

2.5 M
Current Population

$71,638
Median Household Income

3.4%
Unemployment

25,000
2018 Net In-Migration

6,933
Single-Family Permits YTD
10%
Over Jan. to Aug. 2017

2,624
SF Starts in Q3 '18
4%
Over Q3 2017

2,260
SF Closings in Q3 2018
1%
Over Q3 2017 (2,238)

$385,600
Average SF Home Price
6.6%
From Sept. 2017 ($361K)

39,200
12-Month Job Growth
2.7%
Increase YOY

13,771
Q3 VDL Inventory
5.8%
Increase over Q3 2017

SOURCES (October 2018):

1. Metrostudy

Utah

RIVERTON
1 Royal Farms

HERRIMAN
2 Anthem Arches Park
3 Anthem Big Bend
4 Sunset Pointe
5 South Hills
6 Scenic Mountain

LEHI
7 River Park
8 Newman Ranch
9 Dapple Gray Trails

SARATOGA SPRINGS
10 Wildflower
11 Ironwood
12 The Village of Hawks Estates

OREM
13 Orem Orchards
14 Rawlings Meadows

SPRINGVILLE
15 Miner's Grove
16 Meadow Walk

TOOELE
17 Copper Canyon

STANSBURY PARK
18 Wild Horse Ranch

LAYTON
19 Layton Shores
20 Vistas at East Gate

SYRACUSE
21 Simpson Springs

RIVERDALE
22 Coleman Farms

SPANISH FORK
23 Meadow Creek Ridge

Optioned Lots | Existing | Close Out



N
W
E
S
Map not drawn to scale.
TO WENDOVER
GREAT SALT LAKE
STANSBURY PARK
TOOELE
HERRIMAN
RIVERTON
SALT LAKE CITY
WOODS CROSS
LEHI
SARATOGA SPRINGS
UTAH LAKE
OREM
SPRINGVILLE
SPANISH FORK
RIVERDALE
LAYTON

Community map as of October 2018